Pro Forma Financial Information.

Unaudited Condensed Combined Pro Forma Balance Sheet as of September 30, 2008

Unaudited Condensed Combined Pro Forma Statement of Operations for the Nine Months Ended September 30, 2008 and the Twelve Months Ended December 31, 2007

Notes to Unaudited Condensed Combined Pro Forma Financial Statements

Unaudited Condensed Combined Pro Forma Financial Information

On December 31, 2008, Pro-Tech Fire Protection Systems, Inc. (the or “Pro-Tech”) merged with Meltdown Massage and Body Works, Inc., (“Meltdown”) a Nevada corporation, all pursuant to a share exchange agreement dated December 31, 2008 and filed with the Secretary of State of Nevada. Under the terms of the agreement, each share of Pro-Tech capital stock was exchanged for 101,000 shares of Meltdown Massage and Body Works, Inc.’s common stock.

The Registrant is a publicly registered corporation with no significant operations prior to the merger. For accounting purposes, Pro-Tech shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. As a result of the recapitalization and change in control, Pro-Tech is the acquiring entity in accordance with Financial Accounting Standards No. 141, “Business Combinations”. The accumulated earnings of Pro-Tech will be carried forward after the completion of the Merger. Operations prior to the Merger will be those of Pro-Tech.

The unaudited condensed combined pro forma statements of operations are presented combining Pro-Techs’ condensed audited statement of operations for the year ended December 31, 2007 and Meltdowns’ audited condensed statement of operations for the year ended December 31, 2007 and the unaudited condensed statement of operations for the nine-month period ended September 30, 2008, The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the transaction had taken place on September 30, 2008 and combines Pro-Techs’ unaudited condensed balance sheet as of September 30, 2008 with the Company’s condensed balance sheet as of September 30, 2008.

The unaudited condensed combined pro forma financial data and the notes thereto should be read in conjunction with each of the Registrant’s and Pro-Techs’ historical financial statements. The unaudited condensed combined pro forma financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited condensed combined pro forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the exchange transaction had actually occurred on the indicated date.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited condensed combined pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical financial statements of Pro-Tech (including notes thereto) included in this Form.

Meltdown Massage & Body Works, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
September 30, 2008

	Pro-Tech	Meltdown	Pro Forma Adjustments		Pro Forma Combined
	September 30, 2008	September 30, 2008
ASSETS

Current Assets:
Cash and equivalents	$64,482	$1,396	$-		$65,878
Accounts receivable, net	3,678,823	-	-		3,678,823
Costs and estimated earnings in excess of	265,681	-	-		265,681
Prepaid expenses	275,143	-	-		275,143
Total current assets	4,284,129	1,396	-		4,285,525

Property and equipment, net	180,248	-	-		180,248

Other Assets:
Deposits	8,856	-	-		8,856
Intangibles, net	667	-	-		667
Total other assets	9,523	-	-		9,523

	$4,473,900	$1,396	$-		$4,475,296

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable and accrued liabilities	$1,372,194	$-	$-		$1,372,194
Notes payable – current portion	125,020	-	-		125,020
Accruals on uncompleted contracts	773,474	-	-		773,474
Reserve for loss on uncompleted contracts	6,692	-	-		6,692
Line of credit	862,000	-	-		862,000
Total current liabilities	3,139,380	-	-		3,139,380

Long term Debt:	345,403	-	-		345,403

Stockholders’ equity (deficit):
Preferred stock, par value $0.001 per share; 5,000,000 shares authorized, no shares issued and outstanding	-	-	-		-
Common stock $.001 par value; 70,000,000 shares authorized, 13,600,000 shares issued and outstanding on pro-forma basis	10,641	3,500	(10,641	)(1)	13,600
			10,100	(2)

Additional paid-in-capital	-	76,500	10,641	(1)	(1,563)
			(10,100	)(2)
			(78,604	)(3)

Accumulated earnings (deficit)	978,477	(78,604)	78,604	(3)	978,477

Total stockholders’ equity (deficit)	989,118	1,396	-		990,513

	$4,473,900	$1,396	$-		$4,475,296

See accompanying notes to the unaudited condensed combined financial statements

MELTDOWN MASSAGE AND BODY WORKS, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

	Pro-Tech	Meltdown	Pro Forma Combined

Revenues	$11,195,288	$-	$11,195,288

Cost of sales	6,964,961		6,964,961
Gross margin	4,230,327		4,230,327
Operating expenses:
Operating expenses	3,914,290	14,825	3,929,115
Depreciation and amortization	38,776	-	38,776
Total operating expenses	3,953,066	14,825	3,967,891

Operating income(loss)	2,77,261	(14,825)	2,62,436

Tax expense	(5,000)	-)	(5,000)
Other income (expense)	(59,626)	-	(59,626)
Net income (loss) available to common stockholders	$212,635	$(14,825)	$197,810

Net income (loss) per common share	$0.02	$0.00)	$0.01
(basic and assuming dilution)

Weighted average shares outstanding	10,100,000	3,500,000	13,600,000
(basic and diluted)

See accompanying notes to unaudited condensed combined financial statements

MELTDOWN MASSAGE AND BODY WORKS, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

	Pro-Tech	Meltdown	Pro Forma Combined

Revenues	$16,893,784	$-	$16,893,784

Cost of sales	10,436,749	-	10,436,749
Gross margin	6,457,035	-	6,457,035
Operating expenses:
Operating expenses	4,748,430	63,779	4,812,209
Depreciation and amortization	49,062	-	49,062
Total operating expenses	4,797,492	63,779	4,861,271

Operating income(loss)	1,659,543	(63,779)	1,595,764

Tax expense	(17,100)	-	(17,100)
Other income (expense)	(70,332)	-	(70,332)
Net income (loss) available to common stockholders	$1,572,111	$(63,779)	$1,508,332

Net income (loss) per common share	$0.16	$(0.02)	$0.11
(basic and assuming dilution)

Weighted average shares outstanding	10,100,000	3,500,000	13,600,000
(basic and diluted)

See accompanying notes to unaudited condensed combined pro forma financial statements

MELTDOWN MASSAGE AND BODY WORKS, INC.
NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

1. Basis of Presentation.

The unaudited condensed combined pro forma Financial Statements have been prepared in order to present combined financial position and results of operations of the Registrant and Pro-Tech as if the acquisition had occurred as of September 30, 2008 for the pro forma condensed combined balance sheet as of September 30, 2008 and the unaudited condensed combined pro forma statement of operations for the nine month period ended September 30, 2008.  The audited condensed combined pro forma statement of operations for the twelve months ended December 31, 2007 is derived from the audited statement of operations of Pro-Tech and the audited statement of operations of Meltdown Massage and Body Works, Inc., for the year ended   December 31, 2007 , giving effect to the merger as if it had occurred at January 1, 2007 .

The condensed statement of operations for Meltdown for the nine month period ended September 30, 2008 were derived from the consolidated statement of operations as reported with the 10-Q filed on November 19, 2008.  The condensed statement of operations for Meltdown for the year ended December 31, 2007 were derived from the consolidated statement of operations as reported with the 10-KSB filed on April 15, 2008.

The following adjustments represent the pro forma adjustments giving effect to the merger as if it had occurred at December 31, 2007 with respect to the unaudited condensed combined pro forma balance sheet.  There were no proforma adjustments for the statements of operations contained herein.

(1) To eliminate Pro-Tech capital structure.

(2) To record issuance of 10,100,000 shares of Meltdown common stock in exchange for conversion of all shares of Pro-Tech common stock.

(3) To eliminate Registrant’s accumulated deficit and record recapitalization of Registrant